LIMITED WARRANTY DEED
                                  (Project 45)

      ANGELES PARTNERS XIV, a California limited partnership, having an address of c/o Insignia Financial Group, Inc., One Insignia Financial Plaza, P. O. Box 1089, Greenville, South Carolina, for valuable consideration paid, grants, with limited warranty covenants, to MID-STATES DEVELOPMENT COMPANY, an Ohio general partnership, 4000 Miller-Valentine Court, P.O. Box 744, Dayton, Ohio 45401, the following real property:

      Situated in the State of Ohio, County of Montgomery, and in the City of Vandalia, and being lot number Two (2), 70/75 Corporate Center as recorded in Plat Book 107, Page 60 of the plat records of Montgomery County, Ohio.

Prior instrument references: Microfiche 85-702B04

      This conveyance is made subject to the Lease, a memorandum of which is recorded at Mortgage Microfiche 79-476D07, and to all legal highways and easements, all restrictions, conditions and covenants of record, all zoning restrictions, and all taxes and assessments not yet payable.

      WITNESS its hand this ______ day of _____________________, 1996.

Signed and acknowledged
in the presence of:                       ANGELES PARTNERS XIV, a California
                                          limited partnership

______________________________            By:   Angeles Realty Corporation II,
                                                General Partner of Angeles
Partners XIV
______________________________
(Print Name)                              By:   ______________________________

______________________________            Its:  _____________________________

______________________________

(Print Name)

STATE OF SOUTH CAROLINA       )
                              )     SS:
COUNTY OF GREENVILLE          )

      The foregoing deed was acknowledged before me this _____ day of _________, 1996 by _________________________________________, the ___________________ of
Angeles Realty Corporation II, a California corporation and general partner of Angeles Partners XIV, a California limited partnership, on behalf of said corporation and limited partnership, to be its and their voluntary act and deed.

This documents prepared by:               __________________________________
Edward H. Siddens                         Notary Public
Attorney at Law                           ____________________________________
400 National City Center                  Commission Expiration Date
Dayton, Ohio 45402